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                                                                   Exhibit 10.28

                           Packaging Dynamics, L.L.C.
                           2002 Incentive Compensation
                     Plan for Packaging Dynamics Executives

Participation
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..   Senior executives of Packaging Dynamics, L.L.C. as may be designated by the
    President and/or Board of Directors.

..   Participants for 2002 are Phil Harris, Mike Arduino, Jerry Lawrence, Ed
    Turner, Randy VanAntwerp and Don Wolski.

Eligibility
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..   Eligibility for awards under this Plan requires the participant to be an employee of Packaging Dynamics on December 31, 2002.

..   The President and/or Board of Directors may designate additional participants for full or pro rata participation in the 2002 Plan.

..   Participation in this Plan does not constitute an express or implied contract of employment nor a guarantee of employment for the duration of the 2002 Plan year.

Payment
-------
..   Payments under the 2002 Plan will be made prior to March 15, 2003.

Target
------
..   Target awards under this Plan shall be 50% of the participant's December 31,
    2002 base salary.

Awards
------
..   Awards under this Plan will be based on 100% attainment of Packaging
    Dynamics budgeted EBITDA of $26,000,000.



Packaging Holdings, L.L.C.
Approved by:

/s/ Frank V. Tannura
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Frank V. Tannura, Director